                                                                   EXHIBIT 10.29



                                                     ??????01-0012
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LEASE AGREEMENT 79                                   Alameda Distribution Center
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                                                     March 4, 1988
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                                LEASE AGREEMENT


THIS LEASE AGREEMENT, made and entered into by and between Crow-Alameda
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Limited Partnership, hereinafter referred to as ``Landlord'' and Stationers
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Distributing Company, Inc., hereinafter referred to as ``Tenant'';
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                                  WITNESSETH:

     1. Premises and Term. In consideration of the obligation of Tenant to pay rent herein provided, and in consideration of the other terms, provisions and convenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord certain premises situated within the County of Maricopa, State of Arizona, more particularly described on Exhibit "A" attached
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hereto and incorporated herein by reference, together with all rights, privileges, easements, appurtenances, and immunities belonging to or in any way pertaining to the premises and together with the buildings and other improvements situated or to be situated upon said premises, said real property, buildings and improvements being hereinafter referred to as the "premises").

     TO HAVE AND TO HOLD the names for a term commencing on the "commencement date", as hereinafter defined, and ending 60 month thereafter, provided,
                                          --
however, that, in the event the "commencement date" is a date other than the first day of a calendar month, said term shall extend for said number of months in addition to the remainder of the calendar month following the "commencement date."

     A. The "commencement date" shall be April 1, 1988, Tenant acknowledges
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that it has inspected and accepts the premises, and specifically the buildings and improvements comprising the same, in their present condition as suitable for the purpose for which the premises are leased. Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements are in, good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the repair of the premises, nor promises to alter, remodel or improve the premises have been made by Landlord, unless such are expressly set forth in this lease. If this lease is executed before the premises become vacant or otherwise available and ready for occupancy, or if any present tenant or occupant of the premises holds over, and Landlord cannot acquire possession of the premises prior to said "commencement date," Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the premises at such time as Landlord is able to tender the same, which date shall thenceforth be deemed the "commencement date"; and Landlord hereby waives payment of rent covering any period prior to the tendering of possession to Tenant hereunder. After the commencement date Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the premises.

     B. In the event this lease pertains to a building to be constructed, the provisions of this subparagraph B shall apply in lieu of the provisions of subparagraph A above and the "commencement date" shall be the date upon which the buildings and other improvements erected and to be erected upon the premises shall have been substantially completed in accordance with the plans and specifications described on Exhibit "B" attached hereto and incorporated herein by reference. Landlord shall notify Tenant in writing as soon as Landlord deems said buildings and other improvements to be completed and ready for occupancy as aforesaid. In the event that said buildings and other improvements have not in fact been substantially completed as aforesaid, Tenant shall notify Landlord in writing of its objections. Landlord shall have a reasonable time after delivery of such notice in which to take such corrective action as may be necessary, and shall notify Tenant in writing as soon as it deems such corrective action has been completed so that said buildings and other improvements are completed and ready for occupancy. Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements have been completed in accordance with the plans and specifications and that the premises are in good and satisfactory condition, as of when possession was so taken. Tenant acknowledges that no representations as to the repair of the premises have been made by Landlord, unless such are expressly set forth in this lease. After such "commencement date" Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the premises. In the event of any dispute as to substantial completion or work performed or required to be performed by Landlord, the certificate of Landlord's architect or general contractor shall be conclusive.

     2. BASE RENT AND SECURITY DEPOSIT.

     A. Tenant agrees to pay to Landlord rent for the premises in advance, without demand, deduction or set off, for the entire term hereof at the rate of __________________ See Addendum Paragraph 28 Dollars ($__________________),
per month. One such monthly installment shall be due and payable on the date hereof and a like monthly installment shall be due and payable, without demand, on or before the first day of each calendar month succeeding the "commencement date" during the hereby demised term, except that the rental payment for any fractional calendar month at the commencement of the lease term shall be prorated.

     B. In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of __________________ Dollars ($ __________________), which sum shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's convenants and obligations under this lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenants default. Upon the occurrence of any event of default by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default; and Tenant shall pay to Landlord, on demand, the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this lease that all of the Tenant's obligations under this lease have been fulfilled.

     3. Use. The premises shall be used only for the purpose of receiving storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant, and for such other lawful purposes as may be incidental thereto. Outside storage is prohibited, without Landlord's prior written consent. Tenant shall, at is own cost and expense, obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the building in which the premises are situated or unreasonably interfere with their use of their respective premises. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly inflammable. Tenant will not permit the premises to be used for any purpose or in any manner (including without limitation any method at storage) which would render the insurance, thereon void or the insurance risk more hazardous or cause the State limit of Insurance or other insurance authority to disallow any sprinkler credits. Nothing herein shall require Tenant to make improvements to the leasehold premises unless the requirement for such improvements is caused by a particular use of the premises by Tenant not common to normal warehouse operations.

     A. Tenant agrees to pay its proportionate share of all taxes assessments, and governmental charges of any kind and nature whatsoever (hereinafter collectively referred to as the "taxes") lawfully levied or assessed against the building and the grounds, parking areas driveways and alleys around the building. Tenant shall furnish to Landlord, not later than twenty (20) days before the date any such taxes become delinquent, official receipts of the appropriate taxing authority or other evidence satisfactory to Landlord evidencing payment thereof. If Tenant should fail to pay any taxes, assessments, or governmental charges required to be paid by Tenant hereunder, in addition to any other remedies provided herein, Landlord may, if it so elects, pay such taxes, assessments and governmental charges. Any sums so paid by Landlord shall be deemed to be so much additional rental owing by Tenant to Landlord and due and payable, on demand, by Landlord together with interest thereon, at the rate of ten per cent (10%) per annum from date paid by Landlord to date of repayment by Tenant.

     B. The premises constitute a portion of a multiple company building Landlord agrees to pay, before they become delinquent, all "taxes" lawfully levied or assessed against such building and the grounds, parking areas, driveways and alleys around the building, and Tenant agrees to pay to Landlord, as additional rental, upon demand, the amount of Tenant's "proportionate share " of all such "taxes" paid by Landlord. Tenant's "proportionate share" as used in this lease, shall mean a fraction, the numerator of which is the space contained in the premises and the denominator of which is the entire space contained in the building.

     C. If, at any time during the term of this lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "taxes" for the purposes hereof.

     D. Tenant may, alone or along with any other tenants of said building, at its or their sole cost and expense, in its or their own name(s) and/or in the name of Landlord, dispute and contest any "taxes" by appropriate proceedings diligently conducted in good faith, but only after Tenant and all other tenants, if any, joining with Tenant in such contest, have deposited with Landlord the amount so contested and unpaid, or their proportionate shares thereof, as the case may be, which shall be held by Landlord without obligation for interest until the termination of the proceedings, at which time the amount(s) deposited shall be applied by Landlord toward the payment of the items held valid (plus any court costs, interest, penalties, and other liabilities associated with the proceedings), and Tenant's share of any excess shall be returned to Tenant. Tenant further agrees to pay to Landlord, upon demand, Tenant's share (as among all tenants who participated in the contest) of all court costs, interest, penalties, and other liabilities relating to such proceedings. Tenant hereby indemnities and agrees to hold harmless the Landlord from and against any cost, damage, or expense (including attorneys' fees) in connection with any such proceedings.

     E. Any payment to be made pursuant to this Paragraph 4, with respect to the real estate tax year in which this lease commences or terminates shall be prorated.

     5. REPAIRS AND MAINTENANCE.

     A. Tenant shall, at its own cost and expense, keep and maintain all parts of the premises in good condition, promptly making all necessary repairs and replacements, interior and exterior, structural and non-structural ordinary and extraordinary, including but not limited to, windows, glass and plate glass, doors and any special office entry work and finish work, floors and doors
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

spouts, gutters, heating and air conditioning systems, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, regular mowing of any grass, trimming, weed removal and general landscape maintenance, including rail spur areas, keeping the parking areas, driveways, alleys and the whole of the premises in a clean and sanitary condition, and maintaining any spur track serving the premises (Tenant agrees to sign a joint maintenance agreement with the railroad company servicing the premises, if requested by the railroad company). Tenant shall at its own cost and expense repaint exterior overhead doors, canopies, entries, handrails, gutters, and other exposed parts of the building which reasonably require periodic repainting to prevent deterioration or to maintain aesthetic standards.

     B. The cost of maintenance and repair of any common party wall (any wall, divider, partition or any other structure separating the premises from any adjacent premises occupied by other tenants) shall be shared equally by Tenant and the tenant occupying adjacent premises. Tenant shall not damage any party wall or disturb the integrity and support provided by any party wall and shall, at its sole cost and expense, promptly repair any damage or injury to any party wall caused by Tenant or its employees, agents or invitees.

     C. In the event the premises constitute a portion of a multiple occupancy building, Tenant and its employees, customers and licensees shall have the exclusive right to use the parking areas, if any, as may be designated by Landlord in writing, subject to such reasonable rules and regulations as Landlord may from time to time prescribe. Further, in multiple occupancy buildings. Landlord reserves the right to perform the rent????, paving and landscape maintenance, exterior painting and common sewage line plumbing which are otherwise Tenant's obligations under subparagraph A above, and Tenant shall, in lieu of the obligations set forth under subparagraph A above with respect to such items, he liable for its proportionate share (as defined in subparagraph 4
(B) above) of the cost and expense of the care for the ground around the building, including but not limited to, the mowing of grass, care of shrubs, general landscaping, maintenance of parking areas, driveways and alleys, exterior repainting and common sewage line plumbing; provided, however, that Landlord shall have the right to require Tenant to pay such other reasonable proportion of said mowing, shrub care and general landscaping costs as may be determined by Landlord in its sole discretion: and further provided that if Tenant or any other particular tenant of the building can be clearly identified as being responsible for obstruction or stoppage of the common sanitary sewage lien then Tenant, if Tenant is responsible, or such other responsible tenant, shall pay the entire cost thereof, upon demand, as additional rent. Tenant shall pay when due its share, determined as aforesaid, of such costs and expenses along with the other tenants of the building to Landlord upon demand, as additional rent, for the amount of its share as aforesaid of such costs and expenses in the event Landlord elects to perform or cause to be performed such work. Landlord shall perform all maintenance and repair on roof, exterior wall, and foundation without cost to Tenant.

     D. In the event the premises constitute a portion of a multiple occupancy building, Landlord shall be responsible for coordinating any repairs and other maintenance of any rail tracks serving or to serve the building, and if Tenant uses such rail tracks. Tenant shall reimburse Landlord from time to time upon demand, as additional rent, for a share of the costs of such repairs and maintenance and any other sums specified in any agreement to which Landlord is a party respecting such tracks, such share to be a fraction, the numerator of which is the space contained on the premises, and the denominator of which is the entire space occupied by rail users in the building.

     E. Tenants shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all heating and air conditioning systems and equipment within the premises. The maintenance contractor and the contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to Landlord) within thirty (30) days of the date Tenant takes possession of the premises.

     6. Alterations. Tenant shall not make any alterations, additions or improvements to the premises costing more than five thousand ($5,000) dollars without the prior written consent of Landlord. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner make such minor alterations, additions or improvements or erect, remove or alter such partitions, or erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this lease and Tenant shall unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the premises to their original condition by the date of termination of this lease; provided, however, that if Landlord so elects prior to termination of this lease, such alterations, additions, improvements and partitions shall become the property of Landlord as of the date of termination of this lease and shall be delivered up to the Landlord with the premises. All shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the termination of this lease if Tenant so elects, and shall be removed if returned by Landlord: upon any such removal Tenant shall restore the premises to their condition at commencement of the lease. All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structures qualities of the buildings and other improvements situated on the premises.

     7. Signs. Tenant shall have the right to install signs upon the premises only when first approved in writing by Landlord and subject to any applicable governmental laws, ordinances, regulations and other requirements. Tenant shall remove all such signs by the termination of this lease. Such installations and removals shall be made in such manner as to avoid injury to or defacement of the building and other improvements, and Tenant shall repair any injury or defacement including without limitation discoloration, caused by such installation or removal.

     8. Inspection. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this lease. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the premises at any reasonable time during business hours for the purpose of showing the premises, and shall have the right to erect on the premises a suitable sign indicating that the premises are available. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the premises and shall arrange to meet with Landlord for a joint inspection of the premises at the time of vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

     9. Utilities. Landlord agrees to provide, at its cost, water, electricity and telephone service connections and meters to the premises: but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or from the premises, together with any taxes, penalties, surcharges or the like pertaining thereto, and maintenance charges for utilities, and shall furnish all electric light bulbs and tubes. If any such services are not separately metered in Tenant, Tenant shall pay a reasonable proportion, as determined by Landlord, of all charges jointly metered with other premises. Landlord shall in no event be liable for any interruption or failure of utility services on the premises.

     10. Assignment and Subletting. Tenant shall not have the right to assign this lease or to sublet the whole or any part of the premises without the prior written consent of Landlord which consent shall not be unreasonably withheld. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant's other obligations under the terms, provisions and covenants of this lease. Upon the occurrence of an "event of default" as hereinafter deemed, if the premises or any part thereof are then assigned or sublet. Landlord, in addition to any other remedies herein provided or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

     11. INSURANCE, FIRE AND CASUALTY DAMAGE.

     A. Landlord agrees to maintain insurance covering the building of which the premises are a part in an amount not less than eighty per cent (80%) (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached therein, insuring against the perils of Fire, Lightning, Extended Coverage, Vandalism and Malicious Mischief, extended by Special Extended Coverage Endorsement to insure against all other Risks of Direct Physical Loss, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the State in which the premises are situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of subparagraphs 11B and 11D below, such insurance shall be for the sole benefit of Landlord and under its sole control. Tenant agrees to pay, to Landlord, as additional rental, Landlord's cost of maintaining such insurance on said building (or, in the event the premises constitute a portion of a multiple occupancy building, Tenant's full proportionate share (as defined in subparagraph 4(B) above) of such cost). Said payments shall be made to Landlord within ten (10) days after presentation to Tenant of Landlord's statement setting forth the amount due. Any payment to be made pursuant to this subparagraph A. with respect to the year in which this lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full year as that part of such year covered by the term of this lease bears to a full year.

     B. If the buildings situated upon the premises should be damaged or destroyed by any peril covered by the insurance to be provided by Landlord under subparagraph 11A above, Tenant shall give immediate notice thereof to Landlord, and in Lessor's estimation, rebuilding or repairs can be substantially completed within one hundred eighty (180) days after the date of such damage, this lease shall not terminate. Notice of renewal???? to rebuild or repair must be given to Tenant?????? Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such buildings to substantially the condition in which they existed prior to such damage or destruction, except the Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the premises by Tenant. If such repairs and rebuilding have not been substantially completed within one hundred eighty (180) days after the date of such damage, Lessee, as Lessees's exclusive remedy, may terminate this lease by delivering written notice of termination to Lessor in which event the rights and obligations hereunder shall cease and terminate.

     D. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the premises requires that the insurance proceeds be applied to such indebtedness, then Landlord or Tenant, shall have the right to terminate this lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

     E. Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility to the other or any claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, provided, however, that this release shall be applicable and in force and effect only with respect to loss or damage occurring during such times as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to recover thereunder and then only to the extend of the insurance proceeds payable under such policies. Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement. If extra cost shall be charged therefore, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.

     1. Liability. Landlord shall not be liable to Tenant or Tenant's employees to the exer ???ents. patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the premises, resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the premises, or caused by the buildings and improvements located on the premises becoming out of repair, or caused by leakage of gas, oil, water or steam, or by electricity emanating from the premises, or due to any cause whatsoever, and Tenant hereby covenants and agrees that it will at all times indemnity and hold safe and harmless the property, the Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation attorneys less and damages, both real and alleged, arising out of any such damage or injury; except injury to persons or damage to property the cause of which is the negligence of Landlord. Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands, or actions arising out of or in connection with: twenty (20) days, then Tenant shall not be in default ???? so long as Tenant acts promptly to effect such cure. (iii) Tenant's operations in and maintenance and use of the premises: and (iv) Tenant's liability assumed under this lease, the limits of such policy or policies to be in the amount of not less than $300,000 per occurrence in respect of injury in persons (including death), and in the amount of not less than $50,000 per occurrence in respect of property damage or destruction, including loss of use thereof. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to Landlord prior to the commencement date of this lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be cancelled or changed to reduce insurance provided thereby.

     13. CONDEMNATION.

     A. If the whole or any substantial part of the premises shall be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the premises for the purpose for which they are then being used, this lease shall terminate and the rent shall be abated during the unespired portion of this lease, effective when the physical taking of said premises shall occur.

     B. If part of the premises shall be taken for any public or quasi-public use under any governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this lease is not terminated as, provided in the subparagraph above, this lease shall not terminate, but the rent payable hereunder during the unespired portion of the lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

     C. In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings.

     14. Holding Over. Tenant will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Landlord. In the event of any holding over by Tenant or any of its successors in interest after the expiration or termination of this lease, unless the parties hereto otherwise agree in writing, the hold over tenancy shall be subject to termination by Landlord at any time upon not less than five (5) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advance written notice, and all of the other terms and provisions of this lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any hold over, an amount equal to one and one-half (1 1/2) the rent in effect on the termination date, computed on a daily basis for each day of the holdover period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this lease except as otherwise expressly provided.

     15. Quiet Enjoyment. Landlord covenants that it now has, or will acquire before Tenant takes possession of the premises, good title to the premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this lease, zoning ordinances, and other building and fire ordinances and governmental regulations relating to the use of such property, and easements, restrictions, and other conditions of record. In the event this lease is a sublease, then Tenant agrees to take the premises subject in the provisions of the prior leases. Landlord represents and warrants that it has full right and authority to enter into this lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold, and enjoy the premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this lease.

     16. Events of Default. The following events shall be deemed to be events of default by Tenant under this lease:

        (a) Tenant shall fail to pay any installment of the rent hereby reserved when due, or any payment with respect to taxes hereunder when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) days after written notice from Landlord to Tenant.

        (b) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

        (c) Tenant shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

        (d) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

        (e) Tenant shall desert or vacate any substantial portion of the premises.

        (f) Tenant shall fail to comply with any term, provision, or covenant of this lease (other than the foregoing in this Paragraph 16), and shall not cure such failure within twenty (20) days after written notice thereof to Tenant.*?????

     17. Remedies. Upon the occurrence of any of such events of default described in Paragraph 16 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

        (a) Terminate this lease, in which event Tenant shall immediately surrender the premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim or damages therefor; and Tenant agrees to pay to Landlord on demand the amount of any loss and damage which Landlord may suier by reason of such termination, whether through inability to relet the premises on satisfactory terms or otherwise.

        (b) Enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, and relet the premises and receive the rent therefor; and Tenant agrees to pay to the Landlord on demand any deficiency that may arise by reason of such reletting. In the event Landlord is successful in reletting the premises at a rental in excess of that agreed to be paid by Tenant pursuant to the terms of this Agreement. Landlord and Tenant each mutually agree that Tenant shall not be entitled, under any circumstances, to such excess rental, and Tenant does hereby specifically waive any claim to such excess rental.

        (c) Enter upon the premises, by force if necessary, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this lease; and Tenant agrees to reimburse Landlord, on demand, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by the negligence of the Landlord or otherwise.

        In the event Tenant fails to pay any installment of rent hereunder as and when such installment is due, to help defray the additional cost in Landlord for processing such late payments Tenant shall pay to Landlord on demand a late charge in an amount equal to one hundred ($100) dollars at a maximum occurance of four (4) times during the term of the lease, after which the late charge will increase to five percent (5%) of such installment; and the failure to pay such amount within ten (10) days after demand therefor shall be an event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

     Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing doing by the Landlord or its agents during the term hereby granted shall be deemed a termination of this lease or an acceptance of the surrender of the premises, and no agreement to terminate this lease or to accept a surrender of said premises shall be valid unless in writing signed by Landlord. No waiver by Landlord or any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorneys' fees so incurred.

     19. Mortgages. Tenant accepts this lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the premises or the improvements situated therein: provided, however, that if the mortgages, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this lease superior to any such instrument, then by notice to Tenant from such mortgages, trustee or holder, this lease shall be deemed superior in such lien, whether this lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter, on demand, execute any instruments, releases or other documents which may be required by any mortgages for the purpose of subjecting and subordinating this lease to the lien of any such mortgage. ???? receiving a commitment from any such encumbrance holder to recognize this Lease and Tenant's rights hereunder so long as Tenant is not in default.

     20. Landlord's Default. In the event Landlord should become in default ???? payments due ???? such mortgage described in Paragraph 15 ????. Tenant is authorized and empowered, after giving Landlord five???? (5) days prior written notice of such default and Landlord's failure to cure such default. In pay any such items for and on behalf of Landlord, and the amount of any item so paid by Tenant for or on behalf of Landlord, together with any interest or penalty required to be paid in connection therewith, shall be payable on demand by Landlord to Tenant: permitted, however, that Tenant shall not be authorized and empowered to make any payment under the terms of this Paragraph 20, unless the item paid shall be superior to Tenant's interest hereunder in the event Tenant pays any mortgage debt in full, in accordance with this paragraph, it shall, at its election, be entitled to the mortgage security by assignment or subrogation.

     21. Mechanic's Liens. Tenant shall have no authority, express or impired, to create or place any lien or encumbrance, of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the premises or to charge the tenants payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the leasehold interest granted to Tenant by this instrument. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the premises on which any lien is or can be validly and legally asserted against its leasehold interest in the premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the premises or under the terms of this lease.

     22. Notices. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing, or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:

        (a) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

        (b) All payment required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.

        (c) Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid. Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

        LANDLORD:                               TENANT:

Crow-Alameda Limited Partnership     Stationers Distributing Company, Inc.
- --------------------------------     -------------------------------------
c/o Trammell Crow Company            1009-1017 W. Alameda Drive
- --------------------------------     -------------------------------------
2 N. Central Avenue, Suite 400       Tempe, AZ 85282
- --------------------------------     -------------------------------------
Phoenix, AZ 85004
- --------------------------------     _____________________________________

     If and when included within the term "Landlord", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord; if and when included within the term "Tenant", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of this paragraph to the same effect as if each had received such notice.

     23. Miscellaneous.

     A. Words of any gender used in this lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

     B. The terms, provisions, covenants, and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns except as otherwise herein expressly provided. Each party agrees to furnish the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this lease.

     C. The captions inserted in this lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this lease, or any provision hereof, or in any way affect the interpretation of this lease.

     D. Tenant agrees from time to time within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this lease is in full force and effect, the date to which rent has been paid, the unexpired term of this lease and such other matters pertaining to this lease as may be reasonably requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this lease.

     E. This lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

     F. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to taxes and insurance and all obligations concerning the condition of the premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the premises. Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the premises, including without limitation all heating and air conditioning systems and equipment therein, in good condition and repair. Tenant shall also, prior to vacating the premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year in which the lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this Paragraph 23(F).

     G. If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws effective during the term of this lease, then and in that event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties of this lease that in lieu of each clause or provision of this lease that is illegal, invalid or unenforceable, there be added as a part of this lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     H. Because the premises are on the open market and are presently being shown, this lease shall be treated as an offer with the premises being subject to prior lease and offer subject to withdrawal or non-acceptance by Landlord or to other use of the premises without notice, and this lease shall not be valid or binding unless and until accepted by Landlord in writing and a fully executed copy delivered to both parties hereto.

     I. All references in this lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this lease.

     24. Additional Provisions.

     EXECUTED BY LANDLORD, this______ day of __________________, 19__.

                                       LANDLORD:

Attest/Witness:                            [SIGNATURE NOT LEGIBLE]
                                       ---------------------------------
                                       CROW-ALAMEDA LIMITED PARTNERSHIP,
____________________________           XX: a Texas Limited Partnership
                                          -------------------------------
                                           By Wilford M. Farnsworth, III
Title                                  Title: as Attorney in Fact for
____________________________                 -----------------------------
                                       Charles R. Paul, Managing General Partner

     EXECUTED BY TENANT, this _______ day of _________________, 19__.

                                       TENANT:


Attest/Witness:
____________________________           [SIGNATURE NOT LEGIBLE]
                                       ----------------------------------

____________________________           By:

Title: _____________________           Title: President
                                             -----------------------

                                   EXHIBIT B
                         BUILDING RULES & REGULATIONS

     1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed on or to any part of the outside or inside of the building, the Premises or the surrounding area without the written consent of the Landlord being first obtained. If such consent is given by Landlord, Landlord may regulate the manner of display of the sign, placard, picture, advertisement, name or notice. Landlord shall have the right to remove any sign, placard, picture, advertisement, name or notice which has not been approved by Landlord or is being displayed in a non-approved manner without notice to and at the expense of the Tenant. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at expense of Tenant by a person approved by Landlord.
     Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside of Premises.

     2. The sidewalks, paved area, exits and entrances, shall not be obstructed by any of the Tenants or used by them for any purpose other than for ingress to and egress from their respective Premises. The paved areas, exits, entrances, and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control thereof and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation, and interests of the Building or its Tenants; provided, however, that nothing herein contained shall be construed to prevent access by persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. No Tenant and no employees, invitees, contractors or subcontractors of any Tenant shall go upon the roof of the Building. In addition, the Tenant will cause to be removed all debris, pallets or any outside storage immediately in front or to the rear of his space. If Landlord has to remove the above then Tenant will be charged a minimum of $30 for the removal of the material.

     3. Tenant shall not alter any lock or install any new additional locks or any bolts on any door of the Premises without the written consent of Landlord.

     4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from a violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

     5. Tenant shall not overload the floor of the Premises, shall not mark on or drive nails, screw or drill into the partitions, woodwork or plaster (except as may be incidental to the hanging of the wall decoration), and shall not in any way deface the Premises or any part thereof.

     6. Tenant shall not use, keep or permit to be used or keep any food or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the building by reason of noise, odors and/or vibrations, or interfere in any way with the other Tenants or those having business in the Building. No animals or birds shall be brought in or kept in or about the Premises or the Building. No Tenant shall neighboring Buildings or Premises, or with those having business with such occupants, by the use of any musical instruments, radio, phonograph, unusual noise, or in any other way. No Tenant shall throw anything out of doors or down the passageways. No cooking shall be done or permitted by Tenant in the Premises.

     7. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material or use any method of heating or air conditioning other than that supplied by Landlord.

     8. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for or stringing of wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

     9. All keys to the Building, offices, rooms and toilet rooms shall be obtained from Landlord's office. Tenant, upon termination of the tenancy, shall deliver to the Landlord the keys to the Building, offices, rooms and toilet rooms which shall have been furnished and shall pay the Landlord the cost of replacing any lost key or of changing the lock or locks opened by such lost key if Landlord deems it necessary to make such change.

     10. No Tenant shall lay linoleum, tile, carpet or other similar floor coverings so that the same shall be affixed to the floor of the Premises in any manner except as approved by the Landlord. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by the Tenant by whom, or by whose contractors, employees or invitees, the floor covering shall have been laid.

     11. Landlord reserves the right to exclude or expel from the Building any person who, in the judgement of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

     12. Any requests of Tenant will be considered only upon application at the office of the Landlord. Employees of Landlord shall not be requested to perform any work or do anything outside of their regular duties unless under special instructions from the Landlord.

     13. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change name and the street address of the Building on which the Premises are a part.

     14. Tenant agrees that it shall comply with all fire regulations that may be issued from time to time by Landlord and Tenant also shall provide Landlord with the name of a designated responsible employee to represent Tenants in all matters pertaining to fire regulations.

     15. Landlord reserves the right by written notice to Tenant, to rescind, alter or waive any rule or regulation at any time prescribed for the Building when, in Landlord's judgment, it is necessary, desirable or proper for the best interest of the Building or its Tenants.

     16. Tenant shall not disturb, solicit, or canvas any occupant of the Building and shall cooperate to prevent same.

     17. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promotion or advertising the business of Tenant except as Tenant's address.

     18. Tenant shall be entitled to use parking spaces during working hours, the exact location of which shall be designated by Landlord. Tenant shall not park in driveways or loading areas nor reserved parking spaces of other Tenants. Landlord or its agents shall have the right to cause to be removed any car of Tenant, its employees or agents, that may be parked in unauthorized areas, and Tenant agrees to save and hold harmless Landlord, its agents and employees from any and all claims, losses, damages and demands asserted or arising in respect to or in connection with the removal of any such vehicle and for all expenses incurred by Landlord in connection with such removal. Tenant will from time to time, upon request of Landlord, supply Landlord with a list of license plate numbers of vehicles owned and/or operated by its employees and agents.

                          ADDENDUM TO LEASE AGREEMENT

                              DATE: March 4, 1988


The parties hereto agree that the provisions of this Addendum to Lease Agreement shall constitute an integral part of the Lease Agreement of even date herewith, between Crow-Alameda Limited Partnership as Landlord, and Stationers Distributing Company, Inc. as Tenant, (the "Lease") and in the event of a conflict between the terms and provisions contained in this Addendum to Lease Agreement and the terms and provisions set forth in the Lease Agreement, the terms and provisions contained in this Addendum to Lease Agreement shall govern and prevail.


     Paragraph 25.  A new Paragraph 25 is hereby added to the Lease Agreement as
     ------------
follows:

     "25.  Taxes on Rental and Other Sums Payable to Landlord.

     Tenant shall pay to Landlord, in addition to and along with the rental otherwise payable hereunder, a sum equal to the aggregate of any municipal, city, county, state, or federal excise, sales, use or transaction privilege taxes legally levied or imposed, or hereafter legally levied or imposed, during the term hereof or any extension or renewal hereof, against or on account of any or all amounts payable hereunder by Tenant of the receipts thereof by Landlord (except state, federal or any other income taxes imposed or levied against Landlord), which shall be paid monthly together with the minimum rental as hereinabove provided."

     Paragraph 26.  A new Paragraph 26 is hereby added to the Lease Agreement as
     ------------
follows:

     "26.  Parking.

     Tenant shall be entitled to park in common with other tenants of the development in those areas designated for common or non-reserved parking. Tenant agrees not to burden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of the parking facilities. Landlord reserves the right, in its absolute discretion, to determine whether parking facilities are becoming crowded, and in such event, to allocate parking spaces among Tenant and other tenants. No storage of vehicles shall be allowed without Landlord's prior consent."

     Paragraph 27.  A new Paragraph 27 is hereby added to the Lease Agreement as
     ------------
follows:

     "27.  Building Rules and Regulations.

     Landlord and Tenant do hereby agree to the Building Rules and Regulations attached as Exhibit B of this Lease Agreement. In the event of conflict, the terms of the Lease Agreement shall control."

     Paragraph 28.  A new Paragraph 28 is hereby added to the Lease Agreement as
     ------------
follows:

     "28.  Rental Schedule.

     The Base Monthly Rental amount shall be as set forth in the rent schedule below:

     April 1, 1988 through May 31, 1988       : No Base Rental Charge
     June 1, 1988 through October 31, 1989    : $5,051.00 per month"
     November 1, 1989 through March 31, 1993  : $24,420.00 per month."

     Paragraph 29. A new Paragraph 29 is hereby added to the Lease Agreement as
     ------------
follows:

     "29.  Tenant Improvements.

     Landlord agrees to provide the following tenant improvements:

     . Landlord will provide evaporative cooling, if required by the Tenant, for Premises A (18,040 square feet). The number and size of units will approximate the number of air exchanges per hour currently provided at Premises B (63,360 square feet).

     . Landlord will provide three (3) 12'x 12' openings in the demising wall between Premises A and Premises B.

     . Landlord agrees to construct and modify existing office space in Premises B as specified by the Tenant and approved by the Landlord up to an amount not to exceed $32,000.00."

     Paragraph 30.  A new Paragraph 30 is hereby added to the Lease Agreement as
     ------------
follows :

     "30.  Occupancy.

     This Lease Agreement provides for occupancy of the premises labeled "Premises A" (18,040 square feet) in Exhibit A, commencing April 1, 1988 and expiring sixty (60) months thereafter on March 31, 1993. Occupancy for the premises labeled "Premises B" (63,360 square feet) in Exhibit A shall commence November 1, 1989 and expire forty-one (41) months thereafter on March 31, 1993."




     IN WITNESS WHEREOF, the parties hereto have executed this Addendum to Lease Agreement this _______________ day of _______________, 19 __________.

LANDLORD: CROW-ALAMEDA LIMITED          TENANT: Stationers Distributing
PARTNERSHIP, a Texas Limited            Company, Inc.
Partnership


/s/ Wilford M. Farnsworth, III               [SIGNATURE NOT LEGIBLE]
- ----------------------------------      ---------------------------------
By  Wilford M. Farnsworth, III
as Attorney in Fact for
Charles R. Paul,
Managing General Partner

                                   EXHIBIT C

                            LEASE RENEWAL AGREEMENT
                    LEASE AGREEMENT NUMBER: 801014-01-0012
                              DATE: MAY 31, 1990

     This Lease Renewal Agreement is made this 31 day of May, 1990, by and
                                               --        ---    --
between CROW-ALAMEDA LIMITED PARTNERSHIP as Landlord, and STATIONER'S DISTRIBUTING COMPANY, INC., as Tenant, covering the premises known as that approximate 81,400 s.f. of space located at The Alameda Distribution Center, 1009-1017 Alameda Drive, Tempe, Arizona 85282.

     RECITALS:
     --------

     1A. Landlord and Tenant have heretofore entered into that certain Lease Agreement Number 801014-01-0012, dated March 4, 1988 (the "Lease") and the
                                       -------    --
Addendum dated March 10, 1988, the term of which expires March 31, 1993.
                                                         --------    --

     B. Landlord and Tenant desire to renew the Lease on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual convenants herein contained, it is agreed as follows:

             (a)  The renewal term of the Lease shall be for thirty-six
                                                             ----------
(36) months, commencing on April 1, 1993, and expiring on March 31, 1996.
 --                        -------    --                  --------    --
             (b) The base rent payable under Paragraph 2A of the Lease shall be $24,420.00 per month upon commencement of the renewal term.
 ---------

             (c) Landlord will provide Tenant with a $10,000.00 refurbishment allowance, payable within sixty (60) days after executing this Agreement.

             (d) Landlord shall become responsible for repairing damage to the expansion joints within the warehouse during the entire term of this Lease. Within thirty (30) days after executing this agreement, Landlord shall repair 280 lineal feet.

All other applicable terms, covenants, and conditions of the Base Lease shall apply during this renewal lease term.

     IN WITNESS WHEREOF, the parties have executed this Lease Renewal Agreement as of the date first set forth above.

                                          LANDLORD:
                                          CROW-ALAMEDA LIMITED PARTNERSHIP, A
                                          TEXAS LIMITED PARTNERSHIP


                                          /s/Wilford M. Farnsworth,
                                          -------------------------------
                                          By: Wilford M. Farnsworth, III
                                          Title: Managing General Partner

     Executed by Tenant this 7th day of June, 1990.

                                          TENANT:
                                           STATIONERS DISTRIBUTING COMPANY, INC.


                                          /s/ B. Neal Perkey VPs CFO
                                          ----------------------------------

                                          By: B. Neal Perkey
                                          Title: Vice President & Chief
                                          Financial Off:

                                   EXHIBIT A
                               LEGAL DESCRIPTION

That approximate 110,000 square feet located at the Alamada Distribution Center, 1005-1017 W. Alamada Drive, Tempe, A2 35282.

                            [DIAGRAM APPEARS HERE]

                           LETTER AGREEMENT 3/10/88

[Letterhead of Trammell Crow Company appears here]

                                William D Petsas        Commercial
                                                        Two North Central Avenue
                                                        Suite 400
                                                        Phoenix, Arizona 85004
                                March 10, 1988
                                                        602/254-1500

Mr. Rob Hicks
STATIONERS DISTRIBUTING CO.
1009-1017 W. Alameda Dr.
Tempe, AZ 85282

RE: Addendum to Lease Agreement Number 801014-01-0012 dated March 4, 1988, for approximately 81,400 square feet at the Alameda Distribution Center, 1009-1019 W. Alameda Drive, Tempe, AZ 85282.

Dear Rob:

The parties hereto agree that the provisions of this Addendum to Lease Agreement shall constitute an integral part of the Lease Agreement, between Crow-Alameda Limited Partnership as Landlord, and Stationers Distributing Company, Inc. as Tenant, and in the event of a conflict between the terms and provisions contained in this Addendum to Lease Agreement and the terms and provisions set forth in the Lease Agreement, the terms and provisions contained in this Addendum to Lease Agreement shall govern and prevail.

     Paragraph 31.  A new Paragraph 31 is hereby added to the Lease Agreement as
     ------------
follows :

     "31.  Option to Renew.

     Tenant shall have the right and option to renew this Lease for two (2) additional terms of five (5) years each by delivering written notice of the exercise thereof to Landlord at least 180 days prior to the expiration of the primary lease term or any extension thereof pursuant to this paragraph, provided that at the time of any such notice and at the commencement of any such extended lease term Tenant is not in default hereunder. Upon the delivery of said notice and subject to the conditions set forth in the preceding sentence, and upon the execution by Landlord and Tenant of an extension agreement containing such terms and provisions which are consistent with the provisions of this paragraph, this Lease shall be extended upon the same terms, covenants and conditions as provided in this Lease except as follows:

     A. The Base Monthly Rent shall be established between Landlord and Tenant at the market rate in effect at that time. If both parties are unable to agree to a market rate and both parties consent to be bound, then the method described in the following subparagraph B may be used to determine the market rate.

Trammell Crow Company

Mr. Rob Hicks
March 10, 1988
Page 2



     B. In the event this Lease provides for the payment of rental at "the prevailing rental rate" or at "the market rate" (the "Market Rate") during the primary term hereof or during any extension or renewal thereof or in connection with any expansion of the premises, and during the primary term hereof or during any extension or renewal thereof or in connection with any expansion of the premises, and Landlord and Tenant are unable to agree upon the Market Rate, Landlord and Tenant shall each promptly appoint a real estate appraiser who is a member of the American Institute of Real Estate Appraisers (or its equivalent) to assist in the determination of the Market Rate, and the two appraisers shall appoint a third appraiser who is also a member of the American Institute of Real Estate Appraisers (or its equivalent). The determination of the Market Rate by the agreement of any two of such three appraisers shall be accepted by and binding upon Landlord and Tenant as the Market Rate, which rate shall thereafter be payable until further adjustment as provided hereunder. Landlord and Tenant will use all reasonable diligence to cause their appointed appraisers to perform in good faith and in a timely manner in order to make the determination of the Market Rate on or before the date on which the Market Rate is to become effective. In the event such appraisers shall not make such determination prior to the date on which the Market Rate is to become effective, this Lease shall nevertheless continue in full force and effect until such determination is made, and the rental for such period shall be payable at the rate otherwise payable hereunder. Upon the determination by such appraisers of the Market Rate, the payment of the Market Rate shall commence on the first day of the month following the date of such determination, and in addition to such monthly installment of rental, Tenant shall pay to Landlord the increase in the rental payable hereunder, if any, applicable to the period from the date on which the Market Rate was scheduled to become effective to the payment of the first installment at the Market Rate. Landlord and Tenant shall each bear the costs and fees of their respective appraisers and shall share equally the cost of the third appraiser."

     Paragraph 32.  A new Paragraph 32 is hereby added to the Lease Agreement as
     ------------
follows:

     "32.  Expansion Option.

     Tenant is hereby granted the option to expand into Premises C (as shown on the attached exhibit). Premises C is comprised of approximately 28,600 square feet, and the right hereby granted gives Tenant the right to expand into the entire 28,600 square feet or the southern-most 10,560 square feet of Premises C. This option is subject to the following conditions:

Trammell Crow Company

Mr. Rob Hicks
March 10, 1988
Page 4



Premises A.   If Tenant so chooses, Tenant will be responsible for returning the
18,040 square foot premises to the Landlord in good condition, normal wear and tear excepted. Tenant shall pay to Landlord as additional rent, the difference between the rental amount that would have been owed on the 18,040 square feet and the rent that is due on the 10,560 square feet. At such time as Landlord commences to receive, from another tenant, rent on such 18,040 square feet, Tenant's obligation to pay the difference in rent between the 18,040 square feet and the 10,560 square feet (as noted above) is terminated."

All other terms, covenants and conditions of the Lease Agreement shall remain in full force and effect, and apply to any expansions exercised hereunder.

                                      Sincerely,


                                      /s/William D. Petsas

                                      William D. Petsas
                                      Marketing

Signed and agreed to this ___________ day of ____________________________, 1988.

LANDLORD:  CROW-ALAMEDA LIMITED            TENANT:  Stationers Distributing
PARTNERSHIP, a Texas Limited               Company, Inc.
Partnership


/s/Wilford M. Farnsworth, III              [SIGNATURE NOT LEGIBLE]
- ---------------------------------------    --------------------------------
By Wilford M. Farnsworth, III
as Attorney in Fact for
Charles R. Paul,
Managing General Partner

Trannell Crow Company

Mr. Rob Hicks
March 10, 1988
Page 3

     1. No such option exists until the Lease with Welch Distributing, or its assigns, has expired (whether through expiration of the initial term, extensions that may be negotiated, or expiration of any options to renew heretofore granted) or by other earlier termination of the Lease Agreement.

     2. Tenant has not been and is not currently in default of the Lease Agreement.

     3. Tenant agrees to pay all costs incidental to such expansion including, but not limited to costs of constructing any demising partitions (particularly given the expansion by 10,560 square feet), wiring and/or re-wiring of any light fixtures to correspond with Tenant's electrical plan, any architectural, engineering, or any municipal permit fees required, and any other cost associated with such a move.

     4.  The Base Monthly Rent shall be increased as follows:
         In the event Tenant chooses to expand by 10,560 square feet, the additional Base Monthly Rent from April 1, 1988 through October 31, 1989 shall be $2,956.80, thereafter, for each month until March 31, 1993 the increase in the monthly rent shall be $3,168.00. In the event the Tenant chooses to expand by 28,600 square feet, the increase in the Base Monthly Rent from April 1, 1988 through October 31, 1989 shall be $8,008.00, and thereafter, until March 31, 1993 the increase in the Base Monthly Rent shall be $8,580.00 per month.

Upon written notification from Landlord that Premises C has become available, or will become available, Tenant will have five (5) working days to sign such documentation consistent with this option paragraph which Landlord deems necessary to effectuate such change in the Lease Agreement. If Landlord has not received such documentation by the end of the fifth working day, this option will be null and void and of no effect.

In the event Tenant signs the documentation amending the Lease Agreement for 28,600 square feet of Premises C, Landlord and Tenant will immediately, at Tenant's option and upon Tenant's written request, further amend the Lease Agreement to reduce the Leased Premises by the 18,040 square feet known as Exhibit A. If Tenant so chooses, Tenant will be responsible for returning the 18,040 square foot premises to the Landlord in good condition, normal wear and tear excepted.

In the event Tenant signs the documentation amending the Lease Agreement for 10,560 square feet of Premises C, Landlord and Tenant will immediately, at Tenant's option and upon Tenant's written request, further amend the Lease Agreement to reduce the Leased Premises by the 18,040 square feet known as

                          ADDENDUM TO LEASE 11/30/92

                               ADDENDUM TO LEASE

     THIS ADDENDUM TO LEASE is made this 30th day of November, 1992, to be
                                         ----
effective December 1, 1992, by and between SECURITY CAPITAL INDUSTRIAL
                                           ---------------------------
INVESTORS INCORPORATED, formerly INDUSTRIAL PROPERTY INVESTORS, INC.,
- ----------------------  --------
("Landlord") and UNITED STATIONERS SUPPLY CO., ("Tenant").


                                   RECITALS
                                   --------

     A. Landlord (by Crow-Alameda Limited Partnership, predecessor-in-interest) heretofore entered into a certain Lease Agreement Number 801014-01-0012 (the "Lease"), dated March 4, 1988 with STATIONERS DISTRIBUTING COMPANY, INC. ("Stationers") covering the premises located at The Alameda Distribution Center, 1009-1017 Alameda Drive, Tempe, Arizona, 85282, containing approximately 81,400 square feet.

     B. The Lease has previously been amended, the most recent amendment being dated May 31, 1990, which amendment, among other things, extended the term of the Lease to March 31, 1996.

     C. Stationers has been merged with and into Tenant as of June 24, 1992, and Tenant has, by reason of the merger, succeeded to all of the interests and obligations of Stationers under the Lease, as amended.

     D. Tenant desires to lease from Landlord, and Landlord desires to lease to Tenant, adjacent space containing approximately 28,600 square feet.


     THEREFORE, in consideration of the mutual agreements herein contained, the parties agree that the Lease be amended as follows:

     1.  Assumption of Interest in Lease. Tenant, as successor in interest to
         -------------------------------
STATIONERS DISTRIBUTING COMPANY, INC. ("Stationers") by reason of merger, assumed all of the rights and obligations of Stationers as tenant in and under the Lease.

     2.  Premises: Effective December 1, 1992, the leased premises are increased
         --------
by approximately 28,600 square feet, to include the area described in and outlined in red on Exhibit A attached hereto, commonly known as 1005 West Alameda, Tempe, Arizona.

     3.  Base Rent: Effective April 1, 1993, the base rent for the premises
         ---------
including the additional portion added by this Addendum shall be increased by $7,150.00 per month. Monthly Rent as increased shall be $31,570.00.

     4.  Operating Expenses: 1993 operating expenses for the premises,
         ------------------
including taxes, insurance, utilities, and common area maintenance shall be $.0755 per square foot per month.

     5.  Improvements: Landlord, at its expense, shall make the following
         ------------
improvements:

            (a) Paint, recarpet and repair as necessary, the existing office space in the premises at 1005 West Alameda.

            (b) Install two openings in the south demising wall separating the original premises from the additional space, at locations to be designated by Tenant.

            (c) Install metal-halide warehouse lighting per attached Richco Electric bid and specifications.

            (d)  Service all HVAC equipment currently existing in the premises.

            (e)  Update electrical service to Tenant's requirements.

     6.  Condition of Premises: Landlord shall deliver the additional portion of
         ---------------------
the premises to Tenant in broom-clean condition, with the roof and structure, all HVAC equipment, overhead doors and electrical, and plumbing and sprinkler systems in good operating condition. Except as specified above, Tenant agrees to accept the additional premises in its present condition.

     7.  Commencement Date: The commencement date for the occupancy of the
         -----------------
additional portion of the premises shall be December 1, 1992. All improvements specified herein shall be completed prior to the commencement date.

     8.  Environmental: Tenant shall indemnify and save Landlord harmless from
         -------------
any costs, expenses, losses or damages (including reasonable attorney's fees and expenses) arising out of any violation or claimed violation of any federal, state or local environmental law or regulation, caused by Tenant or Tenant's use and occupancy of the premises.

     Landlord shall indemnify and save Tenant harmless from any costs, expenses, losses, or damages (including reasonable attorney's fees and expenses) arising out of any violation or claimed violation of any federal, state or local environmental law or regulation arising prior to Tenant's occupancy of the additional premises or due to any cause other than Tenant or Tenant's use and occupancy of the premises.

     Except as so amended herein, the Lease is otherwise in full force and effect according to its terms.

LANDLORD: SECURITY CAPITAL INDUSTRIAL   TENANT:
INVESTORS INCORPORATED (formerly
Industrial Property Investors, Inc.)    United Stationers Supply Co.,
                                        an Illinois corporation

By:  /s/Robert A. Taitt                 By:   /s/Otis H Halleen
    -------------------------------          -------------------------------
Its: Vice President                     Its:  Vice President
    -------------------------------          -------------------------------

                                   EXHIBIT A

                           [FLOOR PLAN APPEARS HERE]

- -----------------------------------------------------------------------------
    FEATURES
    --------                                   . Security lighting
    . Building spaces-18,040 s.f.,             . 8 10' x 10' rail doors
      42,030 s.f.,21,330 s.f.,28,600 s.f       . 12 10' x 10' truck doors
    . Dock-High                                . Fully sprinklered
    . Rail-served by Southern Pacific          . Gas available, electric
    . 24' clear height                           service by SRP
    . Foil insulation on roof deck             . 3 phase, 120/280 Volts
    . Column spacing 48' x 48'                 . 136 parking spaces
    . 36 4' x 8' skylights in warehouse        . Mature landscaping
    . 4 dock levelers                          . Office area
- -----------------------------------------------------------------------------

                                                                EXHIBIT D
                                                                ---------
                               ADDENDUM TO LEASE

     THIS ADDENDUM TO LEASE is made this 30th day of November, 1992, to be
                                         ----
effective December 1, 1992, by and between SECURITY CAPITAL INDUSTRIAL
                                           ---------------------------
INVESTORS INCORPORATED, formerly INDUSTRIAL PROPERTY INVESTORS, INC.,
- ----------------------  --------
("Landlord") and UNITED STATIONERS SUPPLY CO., ("Tenant").


                                   RECITALS
                                   --------

     A. Landlord (by Crow-Alameda Limited Partnership, predecessor-in-interest) heretofore entered into a certain Lease Agreement Number 801014-01-0012 (the "Lease"), dated March 4, 1988 with STATIONERS DISTRIBUTING COMPANY, INC. ("Stationers") covering the premises located at The Alameda Distribution Center, 1009-1017 Alameda Drive, Tempe, Arizona, 85282, containing approximately 81,400 square feet.

     B. The Lease has previously been amended, the most recent amendment being dated May 31, 1990, which amendment, among other things, extended the term of the Lease to March 31, 1996.

     C. Stationers has been merged with and into Tenant as of June 24, 1992, and Tenant has, by reason of the merger, succeeded to all of the interests and obligations of Stationers under the Lease, as amended.

     D. Tenant desires to lease from Landlord, and Landlord desires to lease to Tenant, adjacent space containing approximately 28,600 square feet.


     THEREFORE, in consideration of the mutual agreements herein contained, the parties agree that the Lease be amended as follows:

     1.  Assumption of Interest in Lease. Tenant, as successor in interest to
         -------------------------------
STATIONERS DISTRIBUTING COMPANY, INC. ("Stationers") by reason of merger, assumed all of the rights and obligations of Stationers as tenant in and under the Lease.

     2.  Premises: Effective December 1, 1992, the leased premises are increased
         --------
by approximately 28,600 square feet, to include the area described in and outlined in red on Exhibit A attached hereto, commonly known as 1005 West Alameda, Tempe, Arizona.

     3.  Base Rent: Effective April 1, 1993, the base rent for the premises
         ---------
including the additional portion added by this Addendum shall be increased by $7,150.00 per month. Monthly Rent as increased shall be $31,570.00.

     4.  Operating Expenses: 1993 operating expenses for the premises,
         ------------------
including taxes, insurance, utilities, and common area maintenance shall be $.0755 per square foot per month.

     5.  Improvements: Landlord, at its expense, shall make the following
         ------------
improvements:

            (a) Paint, recarpet and repair as necessary, the existing office space in the premises at 1005 West Alameda.

            (b) Install two openings in the south demising wall separating the original premises from the additional space, at locations to be designated by Tenant.

            (c) Install metal-halide warehouse lighting per attached Richco Electric bid and specifications.

            (d)  Service all HVAC equipment currently existing in the premises.

            (e)  Update electrical service to Tenant's requirements.

     6.  Condition of Premises: Landlord shall deliver the additional portion of
         ---------------------
the premises to Tenant in broom-clean condition, with the roof and structure, all HVAC equipment, overhead doors and electrical, and plumbing and sprinkler systems in good operating condition. Except as specified above, Tenant agrees to accept the additional premises in its present condition.

     7.  Commencement Date: The commencement date for the occupancy of the
         -----------------
additional portion of the premises shall be December 1, 1992. All improvements specified herein shall be completed prior to the commencement date.

     8.  Environmental: Tenant shall indemnify and save Landlord harmless from
         -------------
any costs, expenses, losses or damages (including reasonable attorney's fees and expenses) arising out of any violation or claimed violation of any federal, state or local environmental law or regulation, caused by Tenant or Tenant's use and occupancy of the premises.

     Landlord shall indemnify and save Tenant harmless from any costs, expenses, losses, or damages (including reasonable attorney's fees and expenses) arising out of any violation or claimed violation of any federal, state or local environmental law or regulation arising prior to Tenant's occupancy of the additional premises or due to any cause other than Tenant or Tenant's use and occupancy of the premises.

     Except as so amended herein, the Lease is otherwise in full force and effect according to its terms.

LANDLORD: SECURITY CAPITAL INDUSTRIAL   TENANT:
INVESTORS INCORPORATED (formerly
Industrial Property Investors, Inc.)    United Stationers Supply Co.,
                                        an Illinois corporation

By:  /s/Robert A. Taitt                 By:  /s/Otis H Halleen
     -------------------------------         -----------------------------
Its: Vice President                     Its: Vice President
     -------------------------------         -----------------------------

                                   EXHIBIT A

                           [FLOOR PLAN APPEARS HERE]

- -----------------------------------------------------------------------------
    FEATURES
    --------                                   . Security lighting
    . Building spaces-18,040 s.f.,             . 8 10' x 10' rail doors
      42,030 s.f.,21,330s.f.,28,600 s.f        . 12 10' x 10' truck doors
    . Dock-High                                . Fully sprinklered
    . Rail-served by Southern Pacific          . Gas available, electric
    . 24' clear height                           service by SRP
    . Foil insulation on roof deck             . 3 phase, 120/280 Volts
    . Column spacing 48' x 48'                 . 136 parking spaces
    . 36 4' x 8' skylights in warehouse        . Mature landscaping
    . 4 dock levelers                          . Office area
- -----------------------------------------------------------------------------

[Letterhead of Trammell Crow Company appears here]

                                                     Two North Central Avenue
December 1, 1992                                     Suite 400
                                                     Phoenix, Arizona 85004-2322

Mr. Otis H. Halleen                                  602/254-1500
V.P., Secretary and
General Counsel
UNITED STATIONERS SUPPLY CO.
2200 E. Golf Road
Des Plaines, IL 60016-1267

Re: Addendum to Lease No. 801014-01-0012

Dear Mr. Halleen:

Pursuant to the terms, covenants and conditions of the above referenced Addendum, it is hereby agreed and understood that the following items shall be modified:

Par. 5 (e)  Upgraded electrical service allowance shall not exceed $3,100.00.

Par. 7 The Commencement date of this Addendum shall be December 1, 1992. Tenant shall be granted immediate access to the warehouse portion of the premises while Landlord completes those items so referenced in Paragraph 5 (a) thru (e) as expeditiously as feasible and Tenant agrees to fully cooperate with Landlord's contractor in completion of same.

Your continued interest and support of this property is greatly appreciated.

Respectfully,

/s/Jim F. Clark

Jim F. Clark
Marketing Director
Trammell Crow Asset Manager
for Industrial Properties Investors, Inc.

     Signed and agreed to on this 1st day of December 1992 by:
                                  ---                 ----
LANDLORD: SECURITY CAPITAL INDUSTRIAL   TENANT:
INVESTORS INCORPORATED (formerly
INDUSTRIAL PROPERTY INVESTORS, INC.)    UNITED STATIONERS SUPPLY CO.,
                                        an Illinois Corporation

By: /s/Robert A Taitt                   By: /s/Otis H. Halleen
    --------------------------------        -------------------------------
    Its: Vice President                     Its: Vice President
        ----------------------------            ---------------------------

                           LETTER AGREEMENT 12/1/92

[LOGO OF UNITED STATIONERS SUPPLY CO. APPEARS HERE]
- -------------------------------------------------------------------------------

EXECUTIVE OFFICES                    A subsidiary of UNITED STATIONERS INC.
2200 E. Golf Road
Des Plaines, IL 60016-1267
708/699-5000

                                          December 10, 1992


     TRAMMEL CROW COMPANY
     Two North Central Avenue
     Suite 400
     Phoenix, Arizona 85004-2322

     ATTN:  Jim F. Clark
            Marketing Director




     RE:  Addendum to Lease
          No. 801014-01-0012




     Dear Jim:

     Enclosed are two signed copies of the clarification letter.

     We greatly appreciate your cooperation.

     Sincerely,

     /s/Otis
     Otis H. Halleen
     Vice President, Secretary
     and General Counsel


     Enclosures

[Letterhead of Trammell Crow Company appears here]
                                                     Two North Central Avenue
December 1, 1992                                     Suite 400
                                                     Phoenix, Arizona 85004-2322

Mr. Otis H. Halleen                                  602/254-1500
V.P., Secretary and
General Counsel
UNITED STATIONERS SUPPLY CO.
2200 E. Golf Road
Des Plaines, IL 60016-1267

Re:  Addendum to Lease No. 801014-01-0012

Dear Mr. Halleen:

Pursuant to the terms, covenants and conditions of the above referenced Addendum, it is hereby agreed and understood that the following items shall be modified:

Par. 5 (e)  Upgraded electrical service allowance shall not exceed $3,100.00.

Par. 7 The Commencement date of this Addendum shall be December 1, 1992. Tenant shall be granted immediate access to the warehouse portion of the premises while Landlord completes those items so referenced in Paragraph 5 (a) thru (e) as expeditiously as feasible and Tenant agrees to fully cooperate with Landlord's contractor in completion of same.

Your continued interest and support of this property is greatly appreciated.

Respectfully,

/s/ Jim F. Clark

Jim F. Clark
Marketing Director
Trammell Crow Asset Manager
for Industrial Properties Investors, Inc.


     Signed and agreed to on this 1st day of December 1992 by:
                                  ---                 ----
LANDLORD: SECURITY CAPITAL INDUSTRIAL   TENANT:
INVESTORS INCORPORATED (formerly
INDUSTRIAL PROPERTY INVESTORS, INC.)    UNITED STATIONERS SUPPLY CO.,
                                        an Illinois Corporation

By:  /s/Robert A Taitt                      By: /s/Otis H. Halleen
    --------------------------------            ----------------------------
    Its: Vice President                         Its:   Vice President
        ----------------------------                ------------------------

[Letterhead of Trammell Crow company appears here]

                                Jim F. Clark            Commercial
December 8, 1992                Marketing Principal     Two North Central Avenue
                                                        Suite 400
                                                        Phoenix, Arizona 85004

Mr. Otis H. Halleen                                     602/254-1500
Vice President, Secretary
and General Counsel
UNITED STATIONERS SUPPLY CO.
2200 E. Golf Road
Des Plaines, IL 60016-1267

     Re:  Addendum to Lease No. 801014-01-0012
          Alameda

Dear Mr. Halleen:

Please find enclosed a fully executed Addendum and an Agreement Clarification Letter to be signed by you.

Our client, Security Capital Industrial Investors Incorporated (formerly Industrial Property Investors, Inc.), wanted to make sure that their exposure on item 5(e) would be limited to $3,100.00 or less based on a low bid to replace an outdated Sylvania Breaker Panel in the warehouse area of United Stationers Supply Co.'s main facility.

They also felt that the additional month's free rent specified in the Addendum was satisfactory; however, they felt that in exchange for this, the Addendum would have to start December 1, 1992 as drawn.

The Tenant Improvements have been started and, with the exception of the warehouse lighting, should be completed by Friday, December 11, 1992. The lighting has to be special ordered. Meanwhile, your people can have full access to the additional space.

I hope this meets with your satisfaction and your continued interest in this property is greatly appreciated.

Respectfully,




Jim F. Clark
Marketing Director
Trammell Crow Asset Manager for
Security Capital Industrial Investors Incorporated

\dq
Enclosures